UNITED STATES
SECURITIES AND EXCHANGE COMMISSION
Washington, D.C. 20549

FORM 8-K

CURRENT REPORT
Pursuant to Section 13 OR 15(d) of the Securities Exchange Act of 1934

Date of Report (Date of earliest event reported)   May 31, 2016
HAEMONETICS CORPORATION
(Exact name of registrant as specified in its charter)

Massachusetts	1-14041	04-2882273
(State or other jurisdiction of incorporation)	(Commission File Number)	(I.R.S. Employer Identification No.)

400 Wood Road, Braintree MA	02184
(Address of principal executive offices)	(Zip Code)
 Registrant’s telephone number, including area code  781-848-7100
(Former name or former address, if changed since last report.)

Check the appropriate box below if the Form 8-K filing is intended to simultaneously satisfy the filing obligation of the registrant under any of the following provisions (see General Instruction A.2. below):

☐	Written communications pursuant to Rule 425 under the Securities Act (17 CFR 230.425)

☐	Soliciting material pursuant to Rule 14a-12 under the Exchange Act (17 CFR 240.14a-12)

☐	Pre-commencement communications pursuant to Rule 14d-2(b) under the Exchange Act (17 CFR 240.14d-2(b))

☐	Pre-commencement communications pursuant to Rule 13e-4(c) under the Exchange Act (17 CFR 240.13e-4(c))

Item 5.02 Departure of Directors or Certain Officers; Election of Directors; Appointment of Certain Officers; Compensatory Arrangements of Certain Officers.

(b) Departure of Named Executive Officer

Kent Davies, Chief Operating Officer, will leave Haemonetics Corporation on June 30, 2016. Kent Davies joined Haemonetics in 2014 as President of Global Markets and has served as Chief Operating Officer since April 2015.

Haemonetics is grateful for Mr. Davies’ many and significant contributions during his time at the company and extends its best wishes to him for success in his future endeavors.

Pursuant to the requirements of the Securities Exchange Act of 1934, the registrant has duly caused this report to be signed on its behalf by the undersigned hereunto duly authorized.

HAEMONETICS CORPORATION
(Registrant)

Date: June 6, 2016	By	/s/ Sandra Jesse
Sandra Jesse, Executive Vice President
and Chief Legal Officer